Exhibit 23.1
                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Angeion Corporation:


We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 4, 1996